Pro Forma Earnings (Loss) per share	12 Months Ended
Dec. 31, 2023
Pro Forma Earnings (Loss) per share
Pro Forma Earnings (Loss) per share

(2)Pro Forma Earnings (Loss) per share

Unaudited pro forma earnings (loss) per common share is computed by dividing net earnings (loss), excluding any unrealized gains (losses) on intergroup interests, as detailed in the table below, by 61.7 million common shares, which is the aggregate number of shares of Series A, Series B and Series C common stock that were issued on July 18, 2023 in connection with the Split-Off.

	Three months ended	Six months ended
	June 30, 2023	June 30, 2023

	amounts in thousands
Net earnings (loss)	$(28,913)	(86,889)
Less: Unrealized gains (losses) on intergroup interests	(49,409)	(62,786)
Unaudited pro forma net earnings (loss)	$20,496	(24,103)